[GRAPHIC OF FLAGS OMITTED.]

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              FIRST QUARTER REPORT
                                 MARCH 31, 2001

                         [GRAPHIC OF 5 STARS OMITTED.]

               MORNINGSTAR RATED[TM] GABELLI GLOBAL TELECOMMUNICATIONS
            FUND 5 STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED
              3/31/01 AMONG 4298 DOMESTIC EQUITY FUNDS, AND FOR THE
        FIVE-YEAR PERIOD ENDED 3/31/01 AMONG 2653 DOMESTIC EQUITY FUNDS.


TO OUR SHAREHOLDERS,

      After materially under-performing most leading stock market indices in 2000, global telecommunications stocks modestly outperformed this quarter, holding up relatively well during the global stock market rout. In fact, beaten down telecommunications stocks led January's brief market rally, before retreating again as the slowing U.S. economy and widespread earnings distress disarmed investors worldwide.


INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, The Gabelli Global Telecommunications Fund (the "Fund") declined 10.89%. The Salomon Smith Barney Global Telecommunications Index and Morgan Stanley Capital International World Free Index of global equity markets declined 16.98% and 12.41%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 35.53% for the trailing twelve-month period. The Salomon Smith Barney Global Telecommunications Index and Morgan Stanley World Free Index fell 54.93% and 25.49%, respectively, over the same twelve-month period.

      For the two-year period ended March 31, 2001, the Fund's total return averaged 2.80% annually, versus average annual declines of 13.27% and 4.10% for the Salomon Smith Barney Global Telecommunications Index and the Morgan Stanley World Free Index, respectively. For the five-year period ended March 31, 2001, the Fund's total return averaged 17.51% annually, versus average annual total returns of 11.03% and 7.81% for the Salomon Smith Barney Global Telecommunications Index and Morgan Stanley World Free Index, respectively. Since inception on November 1, 1993 through March 31, 2001, the Fund had a cumulative total return of 172.25%, which equates to an average annual total return of 14.45%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

--------------------------------------------------------------------------------------------------------------
                                                                     Quarter
                                                    -------------------------------------------
                                                      1st        2nd         3rd        4th          Year
                                                      ---        ---         ---        ---          ----
2001:    Net Asset Value                            $15.71       --          --          --           --
         Total Return                               (10.9)%      --          --          --           --
---------------------------------------------------------------------------------------------------------------
2000:    Net Asset Value                            $28.28     $25.41      $23.84      $17.63       $17.63
         Total Return                                 4.9%     (10.2)%      (6.2)%     (14.2)%      (24.1)%
---------------------------------------------------------------------------------------------------------------
1999:    Net Asset Value                            $19.18     $21.95      $22.88      $26.95       $26.95
         Total Return                                15.4%      14.4%        4.2%       31.0%        80.3%
---------------------------------------------------------------------------------------------------------------
1998:    Net Asset Value                            $15.91     $16.22      $14.48      $16.62       $16.62
         Total Return                                19.4%       1.9%      (10.7)%      24.0%        34.8%
---------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value                            $11.29     $13.17      $14.22      $13.32       $13.32
         Total Return                                 0.1%      16.7%        7.9%        4.6%        31.9%
---------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value                            $11.72     $12.16      $11.73      $11.28       $11.28
         Total Return                                 5.4%       3.8%       (3.5)%       3.3%         9.0%
---------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value                             $9.77     $10.29      $11.12      $11.12       $11.12
         Total Return                                 0.4%       5.3%        8.1%        1.6%        16.2%
---------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value                             $9.68      $9.62      $10.38       $9.73        $9.73
         Total Return                                (5.1)%     (0.6)%       7.9%       (5.3)%       (3.7)%
---------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value                              --         --           --       $10.20       $10.20
         Total Return                                 --         --           --         3.0%(b)      3.0%(b)
---------------------------------------------------------------------------------------------------------------

   --------------------------------------------------
                Average Annual Return (Class AAA)
                ---------------------------------
                       March 31, 2001 (a)
                       ------------------
   1 Year ...................................(35.53)%
   3 Year ................................... 11.22%
   5 Year ................................... 17.51%
   Life of Fund (b) ......................... 14.45%
   --------------------------------------------------
                       Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 2000       $2.780           $17.32
December 27, 1999       $2.940           $26.31
December 28, 1998       $1.310           $16.38
December 30, 1997       $1.550           $13.28
December 31, 1996       $0.840           $11.28
December 29, 1995       $0.182           $11.12
December 30, 1994       $0.095           $ 9.73
December 31, 1993       $0.102           $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results focus on the Fund's Class AAA Shares. The performance of Class A Shares would be similar, while the performance for Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).(b) From commencement of investment operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
                                        2

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of March 31, 2001. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

                      HOLDINGS BY INDUSTRY SECTOR - 3/31/01

                        [GRAPHIC OF PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

Wireless/Satelite 32.2%             Equipment 5.7%
Local 18.2%                         Long distance 5.6%
National 15.4%                      Utilities 3.7%
Cable/Media 10.5%                   Business Services 1.9%
Cash 5.9%                           Broadband 0.9%


GLOBAL ALLOCATION

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/01

                        [GRAPHIC OF PIE CHART OMITTED.]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

United States 61.0%                 Cash 5.9%
Europe 12.9%                        Asia/Pacific Rim 4.5%
Canada 8.8%                         Japan 4.0%
                                    Latin America 2.9%


      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.


COMMENTARY


AN UGLY MARKET

      Normally, we limit our commentary to specific issues impacting telecommunications stocks. However, since worldwide market turmoil is a big part of this quarter's story, we will share with you some observations about the economy and the market.

      It appears the soft landing for the economy won't be so soft after all. Are we headed for a recession in the U.S. that will drag international economies down with it? We don't think so. However, we are definitely in an old-fashioned inventory correction. During the good times, businesses expand capacity and production to meet rising demand. When demand slackens, inventories back up and must be sold at a discount to clear the pipeline. Corporate earnings suffer until demand firms and excess inventories are worked off.

      What makes this inventory correction somewhat unique is the speed in which demand weakened and the exaggerated impact of softening earnings on a grossly overvalued stock market. Despite six Federal Reserve rate hikes, the economy remained in overdrive until a big jump in energy prices, declining stock portfolios, and the disputed Presidential election combined to paralyze consumers in the fourth quarter of 2000. Demand dried up almost overnight creating an inventory bulge. As inventories were marked down, earnings started coming in below expectations and investors bailed out of the most richly valued sectors of the market, most notably technology stocks. Value sectors held up relatively well until early March, when they were finally buried in the market avalanche.

      In our opinion, the current inventory correction will also end faster than most folks are anticipating. Demand appears to be flattening out, and with lower variable rate mortgage payments, lower gasoline prices, lower home heating/cooling costs (at least for non-California residents), and some extra money in paychecks from lower federal income taxes headed our way this summer, demand should begin recovering in the second half of this year. It will take some time for inventories to get worked off, but technologically advanced inventory management tools should help accelerate the process. Corporate earnings should begin rebounding in the first quarter of 2002 and the market should begin anticipating an improving earnings picture at some point in the second half of 2001.


STATIC ON THE LINE

      At this juncture, the problems plaguing the telecommunications industry--reduced capital spending, over-capacity in the long distance business, and the lack of clarity regarding future profits from new data transmission services--are well known. We believe most if not all of the bad news is already baked into stock prices. However, it will take some time for the industry to work through these problems and telecommunications stocks will be swimming upstream until they are solved.

      Taking the longer view, telecommunications is still a dynamic growth industry. The United States, where domestic telecommunication revenue is expected to exceed $300 billion by year-end and $400 billion by 2005, growing from a base of $164 billion in 1995, provides a good illustration. Data and wireless are expected to contribute the majority of this growth. Worldwide, the percentage of discretionary income spent on telecommunications services continues to grow. Capital spending will rebound when the economy recovers and businesses have more capital to devote to further developing state-of-the-art information systems. We will see incremental revenues and eventually profits from new data transmission products and services. Leading telecommunications companies will also benefit as third world nations build the systems they need to compete on the global economic stage.

                  DOMESTIC TELECOMMUNICATIONS INDUSTRY REVENUES

                          [BAR CHART GRAPHIC OMITTED.]

EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         The chart "Domestic Telecommunications Industry Revenues" was taken from an Industry Analysis written by Tod A. Jacobs of J.P. Morgan Securities Inc. on September 8, 2000. The chart shows the total revenues from the telecommunication services industry, both voice and data, starting at $164 billion in 1995 to $246 billion in 1999. The chart also includes estimates of these revenues for the next five years, from $273 billion in 2000 to $422 billion in 2005. The total revenues each year are broken down into several categories, including Local voice, Long distance voice, Other ILEC, Wireless, Internet, Long distance data, and Local data. The Compound Annual Growth Rate for each of these categories is listed to the right of the chart, separated into the two different time periods. The chart shows how data, specifically Internet, Long distance data, and local data, will increasingly become a larger part of total industry revenues.

      We also believe merger and acquisition activity will increase. Many of the deals we saw in 1997 to 1999 were strategic mergers designed to expand franchises in the global marketplace and/or help industry stalwarts get toeholds in new telecommunications businesses. With telecommunications assets marked down around the world, the next round of consolidation will be driven by "cheaper to buy than to build" economics.


CABLE SHINES

      The stocks of cable television companies and cable equipment manufacturers began strengthening early in the quarter, in part due to evidence that providing Internet services over cable television lines was going to be a profitable business. Community Access Television ("CATV") stocks really took off when on March 3, 2001, the U.S. Court of Appeals for the District of Columbia Circuit ruled that federal regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets violated their First Amendment Rights of free speech. This is a big win for big cable and for investors who own smaller CATV companies likely to be taken over in the next round of consolidation in the industry. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. This drew attention to cable networks, also likely to become takeover targets for the cable giants.

      We doubt the Federal Communication Commission ("FCC"), now under the command of Republican nominee Michael Powell, will challenge the court's ruling. In fact, we suspect the court's decision will encourage the FCC to consider sweeping changes in existing regulations that have restrained consolidation in other telecommunications/media businesses.


REPUBLICANS TO THE RESCUE

      Putting aside political preferences and other important political issues, Republican George W. Bush's victory may foreshadow a period of relaxed federal regulation in many industries, including telecommunications. We believe the new Federal Trade Commission ("FTC") Chairman will be somewhat less sensitive to anti-trust issues, and the Justice Department, headed by Attorney General John Ashcroft, will be somewhat more reluctant to prosecute companies whose business success has translated into dominant market shares. We expect European regulators may follow suit. We are not suggesting telecommunications monopolies are a good thing. In fact, we hope the government continues to protect consumers from the abuses that can result from too much pricing power being concentrated in too few hands. However, we are now in a truly global marketplace in which technology continues to knock down competitive barriers. We do not think it is productive to handcuff large telecommunications companies trying to improve their competitive position on the global economic stage.


INVESTOR SCORECARD

      AT&T, one of the "dogs of the Dow" last year, was among our best performers this quarter. Cable network and programming companies USA Network and AT&T Liberty Media Corp. made it to the top of our portfolio rankings list. Set top box and cable modem manufacturer Scientific Atlanta also performed well. Broadcaster/publisher Media General rebounded strongly.

      Telecommunications equipment manufacturers Nortel Networks and Ericsson disappointed, as did wireless operator Nextel Communications. In general, European and Asian telecommunications stocks also lagged.


ITS SYMBOL IS T, WHICH RHYMES WITH P, WHICH STANDS FOR PROFITS

      Wall Street has been disenchanted with AT&T for a variety of reasons--intense competition in the long distance telephony market, uncertainty over the profit potential of delivering Internet services over cable lines, and management's waffling over the company's restructuring plans. Although the long distance business remains problematic, the price wars that have eroded profits appear to be abating. With the upgrading of cable television systems for Internet and other new services nearing completion, AT&T is closer to seeing profits from what we believe will be a dynamic growth business. Also, the previously discussed federal appeals court decision will give AT&T more flexibility in the cable arena. Finally, at least one part of the restructuring plan is in place--the spinning off of AT&T's wireless business to shareholders.

      AT&T Wireless has one of the largest and most advanced wireless systems in the U.S. Its deal with NTT DoCoMo puts it in the forefront of new consumer oriented wireless data transmission services (accessing the Internet over cell phones and palm held devices). We believe AT&T Wireless alone is worth the total capitalization of its parent. So, we are either getting their wireless business, or AT&T's other businesses, for free.


LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2001.

CENTURYTEL INC. (CTL - $28.75 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company is in the process of acquiring 475,000 access lines in 3 states for $1.5 billion. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier operations.

CITIZENS COMMUNICATIONS CO. (CZN - $12.65 - NYSE) will soon become the country's largest independent local exchange carrier with about 3 million access lines, once it completes several acquisitions of over 2 million lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, the company will reposition itself as a pure telecommunications company. Citizens also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $2.09 - Nasdaq), with fiber optic networks covering the western part of the U.S.

LIBERTY MEDIA GROUP (LMG'A - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in mid-2001.

TELECOM ITALIA MOBILE SPA (TIM.MI - $6.75 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with over 19 million Global Systems for Mobile Communications ("GSM") subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two competitors, Omnitel and Wind.

TELEFONICA SA (TEF - $47.90 - NYSE) is the dominant telecommunications and ex-monopolist operator in Spain. Telefonica continues to make progress towards its long-term strategy of becoming the dominant communications service provider to the Spanish- and Portuguese-speaking world. Worldwide, it has more than 25 million mobile phone subscribers and operates about 42 million fixed lines. In Spain, it has 13 million mobile phone subscribers and about 20 million fixed lines. It owns and operates telecommunications operations through its international unit and its wireless unit (Telefonica Moviles). It is the largest shareholder in the Terra Lycos Internet portal and provides pay-TV service to about 1 million subscribers.

TELEPHONE & DATA SYSTEMS INC. (TDS - $93.50 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $63.50 -
AMEX) and its wireline telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $92.375 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19
- NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

VERIZON COMMUNICATIONS (VZ - $49.30 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $27.15 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing 27.5 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

VOICESTREAM WIRELESS CORP. (VSTR - $92.375 - NASDAQ) is one of the remaining two U.S. independent national wireless service providers servicing over 3 million subscribers and controlling PCS licenses covering over 235 million people. VoiceStream was spun-off of Western Wireless about 24 months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a dominant standard in Europe. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19
- NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share. The merger is pending regulatory approval and is expected to close in mid-2001. Deutsche Telekom ownership will provide VoiceStream with significant financial resources and allow it to aggressively build out its licensed territory and gain market share in the growing domestic wireless industry.


MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO                    WHEN
                              ---                    ----
      Special Chats:          Mario J. Gabelli       First Monday of each month
                              Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                       MAY                JUNE               JULY
                       ---                ----               ----
      1st Wednesday    Ivan Arteaga       Hart Woodson       July 4th - Holiday
      2nd Wednesday    Walter Walsh       Kellie Stark       Charles Minter
      3rd Wednesday    Jeff Fahrenbruch   Ivan Arteaga       Walter Walsh
      4th Wednesday    Tim O'Brien        Barbara Marcin     Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The telecommunications industry is still plagued by over-capacity and price competition in legacy businesses such as long distance, and to a lesser extent, wireless communications services. Although we believe new wired and wireless data transmission services will generate strong incremental revenues and profits in the Internet Age, investors are currently taking a wait and see attitude. These difficulties duly noted, we believe much if not all the bad news in telecommunications industry is already discounted in stock prices--a belief supported by the groups good relative performance this quarter. Looking farther ahead, telecommunications remains a growth industry. It will overcome its current growing pains, unmasking some of the great values in today's market.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the business day for further information.

                                   Sincerely,

     /S/ SIGNATURE OF MARIO J. GABELLI        /S/ SIGNATURE OF MARC GABELLI
     MARIO J. GABELLI, CFA                    MARC GABELLI
     Team Portfolio Manager and               Associate Portfolio Manager
     Chief Investment Officer

                                              /S/ SIGNATURE OF IVAN ARTEAGA
                                              IVAN ARTEAGA, CFA
                                              Associate Portfolio Manager
May 4, 2001

--------------------------------------------------------------------------------
                           TOP TEN HOLDINGS
                            MARCH 31, 2001
                            --------------
Telephone & Data Systems Inc.           Conectiv Inc.
CenturyTel Inc.                         Telefonica SA
VoiceStream Wireless Corp.              Telecom Italia Mobile SpA
Verizon Communications                  Commonwealth Telephone Enterprises Inc.
Liberty Media Group                     Citizens Communications Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              ------

                 COMMON STOCKS -- 93.1%
                 AEROSPACE -- 1.4%
   110,000       Lockheed Martin Corp. ........................      $ 3,921,500
                                                                     -----------
                 BROADCASTING -- 1.0%
    60,744       CanWest Global Communications Corp. ..........          422,171
    30,000       Chris-Craft Industries Inc.+ .................        1,897,500
    70,000       Paxson Communications Corp., Cl. A+ ..........          682,500
     2,000       TiVo Inc.+ ...................................           10,375
                                                                     -----------
                                                                       3,012,546
                                                                     -----------
                 BUSINESS SERVICES -- 1.6%
     9,000       Carlisle Holdings Ltd.+ ......................           44,437
     4,000       Convergys Corp.+ .............................          144,280
    16,000       Donnelley (R.H.) Corp. .......................          464,000
    87,000       Galileo International Inc. ...................        1,905,300
    37,000       IDT Corp.+ ...................................          749,250
    70,000       Securicor Group plc ..........................          153,509
     1,000       StarTek Inc.+ ................................           14,160
    12,600       Vivendi Universal SA .........................          766,907
     8,000       Vivendi Universal SA, ADR ....................          485,200
                                                                     -----------
                                                                       4,727,043
                                                                     -----------
                 CABLE -- 4.6%
    15,000       Adelphia Communications Corp., Cl. A+ ........          607,500
    11,500       Austar United Communications Ltd.+ ...........            4,498
    30,000       Cablevision Systems Corp., Cl. A+ ............        2,500,800
    35,000       Charter Communications Inc., Cl. A+ ..........          791,875
    27,000       Comcast Corp., Cl. A .........................        1,112,062
    27,000       Comcast Corp., Cl. A, Special ................        1,132,312
    11,550       Cox Communications Inc.+ .....................          513,859
    18,000       Mediacom Communications Corp.+ ...............          352,125
   100,560       NTL Inc.+ ....................................        2,529,084
    35,090       Telewest Communications plc, ADR+ ............          594,337
   230,000       UnitedGlobalCom Inc., Cl. A+ .................        3,018,750
                                                                     -----------
                                                                      13,157,202
                                                                     -----------
                 COMMUNICATIONS EQUIPMENT -- 4.0%
    30,000       360networks Inc.+ ............................          106,875
     5,000       Agere Systems Inc., Cl. A+ ...................           30,900
   200,000       Allen Telecom Inc.+ ..........................        2,580,000
   120,000       Champion Technology Holdings, ADR ............           13,536
    20,000       Communications Systems Inc. ..................          170,000
     8,000       Copper Mountain Networks Inc.+ ...............           27,120
    32,000       Ericsson (L.M.) Telephone Co., Cl. B, ADR ....          179,000
   155,000       Furukawa Electric Co. Ltd. ...................        1,607,940
     2,500       General Semiconductor Inc. ...................           23,675
    90,000       GN Store Nord A/S ............................        1,022,584
     7,000       JDS Uniphase Corp.+ ..........................          129,062
     3,500       L-3 Communications Holdings Inc.+ ............          276,325
    42,000       Lucent Technologies Inc. .....................          418,740
    80,000       Motorola Inc. ................................        1,140,800
    28,000       Nokia Corp., Cl. A, ADR ......................          672,000


                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              ------

   120,000       Nortel Networks Corp. ........................      $ 1,686,000
    22,000       Scientific-Atlanta Inc. ......................          914,980
       500       Siemens AG, ADR ..............................           51,135
   300,000       Time Engineering Berhad+ .....................          117,635
    15,000       TNT Post Group NV, ADR .......................          317,850
                                                                     -----------
                                                                      11,486,157
                                                                     -----------
                 COMPUTER SOFTWARE AND SERVICES -- 0.3%
     1,000       America Online Latin America Inc.+ ...........            4,687
     4,500       Covad Communications Group Inc.+ .............            6,047
     3,230       EarthLink Inc.+ ..............................           39,164
    20,000       El Sitio Inc. ................................           23,740
   230,000       Genuity Inc.+ ................................          495,937
     2,000       Geoworks Corp. ...............................            2,500
     2,500       Korea Thrunet Co. Ltd., Cl. A+ ...............            6,172
    38,000       NBC Internet Inc., Cl. A+ ....................           54,625
    24,000       Net2Phone Inc.+ ..............................          231,000
    14,000       T-Online International AG+ ...................          126,240
     1,000       Via Net.Works Inc.+ ..........................            2,625
                                                                     -----------
                                                                         992,737
                                                                     -----------
                 DIVERSIFIED INDUSTRIAL -- 0.1%
     5,330       Bouygues SA ..................................          179,052
    25,000       Hutchison Whampoa Ltd. .......................          261,252
                                                                     -----------
                                                                         440,304
                                                                     -----------
                 ENERGY AND UTILITIES -- 3.7%
   285,000       Conectiv Inc. ................................        6,227,250
   170,000       El Paso Electric Co.+ ........................        2,482,000
    12,000       Florida Public Utilities Co. .................          180,000
    10,000       Montana Power Co. ............................          141,000
    36,000       SCANA Corp. ..................................          977,400
     9,000       SJW Corp. ....................................          717,750
                                                                     -----------
                                                                      10,725,400
                                                                     -----------
                 ENTERTAINMENT -- 3.4%
     7,500       AOL Time Warner Inc.+ ........................          301,125
     5,050       Fisher Companies Inc. ........................          261,337
    74,000       Gemstar-TV Guide International Inc.+ .........        2,127,500
    24,000       Liberty Digital Inc.+ ........................          150,000
   458,000       Liberty Media Group, Cl. A+ ..................        6,412,000
    62,000       Metromedia International Group Inc.+ .........          194,060
    15,000       USA Networks Inc.+ ...........................          359,062
                                                                     -----------
                                                                       9,805,084
                                                                      ----------
                 EQUIPMENT AND SUPPLIES -- 0.2%
     6,000       Amphenol Corp., Cl. A+ .......................          189,000
    20,000       Thyssen Krupp AG+ ............................          286,427
                                                                      ----------
                                                                         475,427
                                                                      ----------
                                       10

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              ------

                 COMMON STOCKS (CONTINUED)
                 PUBLISHING -- 1.4%
    53,000       Harcourt General Inc. ........................       $2,950,510
    16,000       Media General Inc., Cl. A ....................          737,600
     8,000       News Corp. Ltd., ADR .........................          251,200
    21,280       Seat-Pagine Gialle SpA .......................           25,566
    12,000       Telegraaf Holdingsmij - CVA ..................          188,829
                                                                    ------------
                                                                       4,153,705
                                                                    ------------
                 SATELLITE -- 3.3%
       500       Asia Satellite Telecommunications
                   Holdings Ltd., ADR .........................            9,125
     1,000       British Sky Broadcasting Group, ADR ..........           72,000
    53,000       EchoStar Communications Corp., Cl. A+ ........        1,467,437
   200,000       General Motors Corp., Cl. H+ .................        3,900,000
    40,000       Liberty Satellite & Technology Inc., Cl. A+ ..           67,500
   135,000       Loral Space & Communications Ltd.+ ...........          295,650
     4,000       Orbital Sciences Corp.+ ......................           24,000
    85,000       PanAmSat Corp.+ ..............................        3,330,937
    12,000       Pegasus Communications Corp.+ ................          276,000
    10,000       PT Indosat Tbk, ADR ..........................           76,200
                                                                    ------------
                                                                       9,518,849
                                                                    ------------
                 TELECOMMUNICATIONS: BROADBAND -- 0.9%
    19,000       Adelphia Business Solutions Inc.+ ............           90,250
    60,000       BroadWing Inc.+ ..............................        1,149,000
     4,500       Choice One Communications Inc.+ ..............           27,844
     3,500       Colt Telecom Group plc+ ......................          148,531
     4,000       Davel Communications Group Inc.+ .............              112
    17,000       Golden Telecom Inc. ..........................          167,875
     5,000       Intermedia Communications Inc.+ ..............           86,875
     2,000       Jazztel plc, ADR+ ............................           15,437
    30,000       Metromedia Fiber Network Inc., Cl. A+ ........          164,400
    20,000       NorthPoint Communications Group Inc.+ ........              360
   140,000       Pacific Century CyberWorks Ltd. ..............           55,200
     5,000       Startec Global Communications Corp.+ .........            2,812
    35,000       United Pan-Europe
                   Communications NV, Cl. A, ADR+ ...............        225,312
    66,000       XO Communications Inc., Cl. A+ ...............          462,000
                                                                    ------------
                                                                       2,596,008
                                                                    ------------
                 TELECOMMUNICATIONS: LOCAL -- 17.8%
    96,924       Aliant Inc. ..................................        2,206,749
     3,000       Allegiance Telecom Inc.+ .....................           44,250
    77,000       ALLTEL Corp. .................................        4,039,420
    80,000       AT&T Canada Inc., Cl. B+ .....................        2,340,000
    15,200       Atlantic Tele-Network Inc. ...................          250,800
   100,000       BellSouth Corp. ..............................        4,092,000
     8,000       Brasil Telecom Participacoes SA, ADR .........          313,200
   290,000       CenturyTel Inc. ..............................        8,337,500
   350,000       Citizens Communications Co. ..................        4,427,500
   124,817       Commonwealth Telephone Enterprises Inc.+ .....        4,306,187


                                                                        MARKET
    SHARES                                                              VALUE
    ------                                                              ------

    41,400       Commonwealth Telephone
                   Enterprises Inc., Cl. B+ ...................       $1,438,650
    20,000       Conestoga Enterprises Inc. ...................          310,000
   220,000       CoreComm Ltd.+ ...............................           24,063
    17,000       E.Spire Communications Inc. ..................            5,844
    25,000       Eircom plc ...................................           52,268
    30,000       Electric Lightwave Inc., Cl. A+ ..............           62,813
   150,000       First Pacific Co. Ltd. .......................           37,120
    15,000       First Pacific Co. Ltd., ADR ..................           18,560
    18,000       McLeodUSA Inc., Cl. A+ .......................          155,812
    65,000       RCN Corp.+ ...................................          392,031
   250,000       Rogers Communications Inc., Cl. B, ADR+ ......        3,710,000
   120,000       SBC Communications Inc. ......................        5,355,600
     9,000       Shenandoah Telecommunications Co. ............          275,625
   140,000       Sonera Group Oyj .............................        1,014,869
    25,693       Tele Norte Leste Participacoes SA, ADR .......          418,282
    20,000       Telecom Argentina Stet France
                   Telecom SA, ADR ............................          312,000
 1,000,000       TelecomAsia Corp. Public Co. Ltd. ............          422,284
     3,000       Time Warner Telecom Inc., Cl. A+ .............          109,125
   140,000       Verizon Communications .......................        6,902,000
                                                                    ------------
                                                                      51,374,552
                                                                    ------------
                 TELECOMMUNICATIONS: LONG DISTANCE -- 5.6%
   261,994       AT&T Corp. ...................................        5,580,472
    20,000       Call-Net Enterprises Inc.+ ...................           12,829
       422       DDI Corp. ....................................        1,370,572
    23,000       Embratel Participacoes SA, ADR+ ..............          213,900
    75,000       General Communication Inc., Cl. A+ ...........          675,000
   135,000       Global Crossing Ltd.+ ........................        1,821,150
   145,000       Qwest Communications International Inc.+ .....        5,082,250
    60,000       Sprint Corp.+ ................................        1,319,400
     5,000       Telegroup Inc.+ ..............................               90
    61,000       Viatel Inc.+ .................................           34,313
    12,000       WorldCom Inc.+ ...............................          224,250
                                                                    ------------
                                                                      16,334,226
                                                                    ------------
                 TELECOMMUNICATIONS: NATIONAL -- 15.0%
       500       Avaya Inc.+ ..................................            6,500
   240,000       BCE Inc. .....................................        5,402,400
    11,000       British Telecommunications plc, ADR ..........          817,300
    15,000       Cable & Wireless plc .........................          101,297
   265,000       Cable & Wireless plc, ADR ....................        5,459,000
13,236,363       Cable & Wireless Jamaica Ltd. ................          549,435
     5,000       China Unicom Ltd., ADR+ ......................           54,000
    64,000       Compania de Telecomunicaciones
                   de Chile SA, ADR ...........................          844,800
    11,000       Deutsche Telekom AG, ADR+ ....................          255,090
    70,000       Elisa Communications Oyj, Cl. A ..............          952,987
     3,000       France Telecom SA, ADR .......................          174,150
     4,707       Hellenic Telecommunications
                   Organization SA ............................           63,166

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                                            VALUE
     ------                                                            ------

                 COMMON STOCKS (CONTINUED)
                 TELECOMMUNICATIONS: NATIONAL (CONTINUED)
      3,500      Hellenic Telecommunications
                   Organization SA, ADR+ ......................       $   23,100
      8,000      Hungarian Telephone & Cable Corp.+ ...........           64,800
         80      Japan Telecom Co. Ltd. .......................        1,429,990
      5,000      Korea Telecom Corp. ..........................          210,751
     30,209      KPN NV, ADR ..................................          293,329
        500      Magyar Tavkozlesi Rt, ADR ....................            7,295
        237      Nippon Telegraph & Telephone Corp. ...........        1,512,980
     11,500      Nippon Telegraph & Telephone Corp., ADR ......          371,220
      2,000      Pakistan Telecommunications, GDR (a) .........           59,097
     85,000      Philippine Long Distance
                   Telephone Co., ADR .........................        1,219,750
     60,000      Portugal Telecom SA, ADR .....................          516,000
     21,600      PT Telekomunikasi Indonesia, ADR .............          100,440
     10,000      Rostelecom, ADR ..............................           46,000
    100,000      Singapore Telecommunications Ltd. ............          105,238
    158,000      Swisscom AG, ADR .............................        3,618,200
     20,000      Tele Danmark A/S, ADR ........................          345,000
     22,000      Telecom Corp. of New Zealand Ltd., ADR .......          405,900
    190,000      Telecom Italia SpA ...........................        1,914,815
     18,000      Telecom Italia SpA, ADR ......................        1,798,200
  3,355,677      Telecomunicacoes de Rio de Janeiro SA ........           75,850
    127,980      Telefonica SA, ADR ...........................        6,130,262
      5,653      Telefonica SA, BDR+ ..........................           87,420
     50,000      Telefonos de Mexico SA, Cl. L, ADR ...........        1,577,000
    304,000      Telekom Malaysia Berhad ......................          936,030
      2,400      Telstra Corp. Ltd., ADR ......................           37,464
     71,079      TELUS Corp. ..................................        1,550,603
    201,015      TELUS Corp., Non-Voting ......................        3,983,048
      8,075      Thai Telephone & Telecom, GDR+ (a) ...........            2,423
      3,000      Veba AG ......................................          143,213
                                                                   ------------
                                                                      43,245,543
                                                                    ------------
                 WIRELESS COMMUNICATIONS -- 28.8%
     40,000      ABC Communications Holdings Ltd. .............            1,975
     14,000      AirGate PCS Inc.+ ............................          526,750
    100,000      America Movil, SA de CV, Cl. L, ADR+ .........        1,465,000
    290,000      AT&T Wireless Group+ .........................        5,562,200
        500      Celular CRT Participacoes ....................              209
     46,000      Centennial Cellular Corp., Cl. A+ ............          488,750
      6,000      China Mobile (Hong Kong) Ltd., ADR+ ..........          132,060
     35,000      CP Pokphand, ADR+ ............................           17,952
     65,000      Dobson Communications Corp., Cl. A+ ..........        1,076,563
     10,000      Easycall Group+ ..............................              537
    240,000      Europolitan Holdings AB ......................        1,755,964
     42,988      Grupo Iusacell SA de CV, ADR+ ................          346,053
     26,000      Himachal Futuristic (a) ......................          273,000
     44,000      Leap Wireless International Inc.+ ............        1,234,750
    115,000      Libertel NV+ .................................          945,473
     14,000      Metricom Inc.+ ...............................           28,875


                                                                        MARKET
     SHARES                                                              VALUE
     ------                                                              ------

      2,500      Metrocall Inc.+ ..............................       $      625
     70,000      Microcell Telecommunications Inc.+ ...........          778,750
      3,000      Motient Corp.+ ...............................            3,938
    300,000      Nextel Communications Inc., Cl. A+ ...........        4,312,500
     97,500      Nextel Partners Inc., Cl. A+ .................        1,339,102
        300      NTT DoCoMo Inc. ..............................        5,218,824
     23,000      Orange SA+ ...................................          197,228
     10,000      PNV.net Inc. .................................              350
     49,368      Powertel Inc.+ ...............................        2,715,212
    110,000      Price Communications Corp.+ ..................        1,893,100
    250,000      Rogers Wireless
                   Communications Inc., Cl. B+ ................        3,275,000
     30,000      Rural Cellular Corp., Cl. A+ .................          808,125
    145,000      SK Telecom Co. Ltd., ADR .....................        2,201,100
    165,000      Sprint Corp. (PCS Group)+ ....................        3,135,000
     80,000      Technology Resources Industries ..............           37,896
      2,300      Tele Celular Sul Participacoes SA, ADR .......           40,940
      7,666      Tele Centro Oeste Celular
                   Participacoes SA, ADR ......................           62,018
        460      Tele Leste Celular Participacoes SA, ADR .....           16,744
      1,150      Tele Nordeste Celular
                   Participacoes SA, ADR ......................           30,935
        460      Tele Norte Celular Participacoes SA, ADR .....           12,880
      5,000      Telecel-Comunicacaoes Pessoais SA, ADR .......           51,053
    901,000      Telecom Italia Mobile SpA ....................        6,085,362
     23,400      TeleCorp PCS Inc., Cl. A+ ....................          352,463
      1,150      Telemig Celular Participacoes SA, ADR ........           46,058
    230,000      Telephone & Data Systems Inc. ................       21,505,000
  5,272,417      Telesp Celular Participacoes SA ..............           26,765
      9,200      Telesp Celular Participacoes SA, ADR .........          136,252
     88,000      Teligent Inc., Cl. A+ ........................           52,250
     20,000      Total Access Communications plc+ .............           60,000
     12,000      Triton PCS Holdings Inc., Cl. A+ .............          399,750
     71,000      United States Cellular Corp.+ ................        4,508,500
     12,000      Vimpel Communications, ADR+ ..................          164,520
     51,000      Vodafone Group plc, ADR ......................        1,384,650
     80,600      VoiceStream Wireless Corp.+ ..................        7,445,425
     20,000      Western Wireless Corp., Cl. A+ ...............          812,500
     53,000      Winstar Communications Inc.+ .................          114,281
                                                                    ------------
                                                                      83,081,207
                                                                    ------------
                 TOTAL COMMON STOCKS ..........................      269,047,490
                                                                    ------------

                 PREFERRED STOCKS -- 0.6%
                 ENTERTAINMENT -- 0.0%
      1,500      Metromedia International Group Inc.,
                   7.25% Cv. Pfd. .............................           27,900
                                                                    ------------
                 TELECOMMUNICATIONS: LOCAL -- 0.4%
     22,000      Citizens Communications Co.,
                   5.00% Cv. Pfd. .............................        1,203,070
                                                                    ------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                                           VALUE
     ------                                                           ------

                 PREFERRED STOCKS (CONTINUED)
                 TELECOMMUNICATIONS: NATIONAL -- 0.2%
     12,000      Philippine Long Distance Telephone Co.,
                   $3.50 Cv. Pfd., Ser. III                          $  390,000
     43,783      Telecomunicacoes de Parana SA, Pfd.                        242
                                                                   ------------
                                                                        390,242
                                                                   ------------
                 WIRELESS COMMUNICATIONS -- 0.0%
 19,593,149      Tele Sudeste Celular Participacoes SA, Pfd.             72,155
    197,928      Telesp Celular Participacoes SA, Pfd.+                   1,159
                                                                   ------------
                                                                         73,314
                                                                   ------------
                 TOTAL PREFERRED STOCKS                               1,694,526
                                                                   ------------

                 RIGHTS -- 0.0%
                 CABLE -- 0.0%
      4,929      Austar United Communications Ltd., Rights                   29
                                                                   ------------
                 TELECOMMUNICATIONS: LOCAL -- 0.0%
    315,789      TelecomAsia Corp. Public Co. Ltd., Rights                    0
                                                                   ------------
                 WIRELESS COMMUNICATIONS -- 0.0%
    250,000      Rogers Wireless Communications Inc.,
                   Rights+                                                7,500
                                                                   ------------
                 TOTAL RIGHTS                                             7,529
                                                                   ------------
  PRINCIPAL
   AMOUNT
   ------

                 CORPORATE BONDS -- 0.4%
                 TELECOMMUNICATIONS: NATIONAL -- 0.3%
 $1,000,000      Telekom Malaysia Berhad,
                   4.00%, 10/03/04 (a)                                  920,000
                                                                   ------------
                 WIRELESS COMMUNICATIONS -- 0.1%
    250,000      Technology Resources Industries,
                   Sub. Deb. Cv.
                   2.75%, 11/28/04 (a)                                  258,750
                                                                   ------------
                 TOTAL CORPORATE BONDS                                1,178,750
                                                                   ------------

                 U.S. GOVERNMENT OBLIGATIONS -- 5.9%
 16,998,000      U.S. Treasury Bills,
                   4.79% to 5.24%++,
                   due 04/05/01 to 04/19/01                          16,964,733
                                                                   ------------

  PRINCIPAL                                                            MARKET
   AMOUNT                                                              VALUE
   ------                                                              -----

                 TOTAL INVESTMENTS -- 100.0%
                   (Cost $293,663,325)                             $288,893,028

                 OTHER ASSETS AND
                   LIABILITIES (NET) -- 0.0%                            (88,744)
                                                                   ------------
                 NET ASSETS -- 100%                                $288,804,284
                                                                   ============


                                                                      NET
                                                SETTLEMENT         UNREALIZED
                                                   DATE           APPRECIATION
                                                  ------          ------------
                 FORWARD FOREIGN EXCHANGE CONTRACTS
 $5,626,580 (b)  Deliver Hong Kong Dollars
                   in exchange for
                   USD 721,107 ..............     08/03/01           $3,893
                                                                     ------
     ------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the market value of Rule 144A securities amounted to $1,513,270 or 0.5% of total net assets.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.
                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE         VALUE
    --------------------------     --------    ------------
    North America ............       75.7%     $218,742,990
    Europe ...................       12.9%       37,209,888
    Asia/Pacific Rim .........        4.5%       12,977,421
    Japan ....................        4.0%       11,511,525
    Latin America ............        2.9%        8,451,204
                                    --------   ------------
                                    100.0%     $288,893,028
                                    ======     ============

--------------------------------------------------------------------------------

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ----------------------------------------------------------------------


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      us  some  non-public   information  about  yourself.  The  non-public
      information we collect about you is:

      [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

      [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

      WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

      We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

      WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

      We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------
                          GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI  WESTWOOD  INTERMEDIATE  BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yeilds. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-N0-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA
GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES(SM) FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                  TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                  TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                    TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

--------------------------------------------------------------------------------
     TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100
              [BULLET] FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             Karl Otto Pohl
CHAIRMAN AND CHIEF                                FORMER PRESIDENT
INVESTMENT OFFICER                                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                               Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                      MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK                      LAWRENCE HOSPITAL

Anthony J. Colavita                               Anthonie C. van Ekris
ATTORNEY-AT-LAW                                   MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                         BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA                             Marc Gabelli
PRESIDENT AND CHIEF                               ASSOCIATE PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                                   Ivan Arteaga, CFA
VICE PRESIDENT AND TREASURER                      ASSOCIATE PORTFOLIO MANAGER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB401Q101SR


                                               [PHOTO OF MARIO GABELLI OMITTED.]

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND



                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2001